Exhibit 99.2

 FinancialEarnings Results.  First Quarter 2022April 25, 2022

 Forward Looking Statements  This presentation contains forward-looking statements about Cathay General Bancorp and its subsidiaries (collectively referred to herein as the “Company,” “we,” “us,” or “our”) within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements in these provisions. Statements that are not historical or current facts, including statements about beliefs, expectations and future economic performance, are “forward-looking statements” and are based on the information available to, and estimates, beliefs, projections, and assumptions made by, management as of the date on which such statements are first made. Forward-looking statements are not guarantees of future performance and are subject to inherent risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. These risks and uncertainties include, but are not limited to: local, regional, national and international business, market and economic conditions and events and the impact they may have on us, our customers and our operations, assets and liabilities; the impact on our business, operations, financial condition, liquidity, results of operations, prospects and trading prices of our shares arising out of the COVID-19 pandemic; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; environmental liabilities; our ability to generate anticipated returns from our investments and/or financings in certain tax advantaged-projects; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; natural disasters, public health crises (including the occurrence of a contagious disease or illness, such as the COVID-19 pandemic) and geopolitical events; failures, interruptions, or security breaches of our information systems; our ability to adapt our systems to the expanding use of technology in banking; adverse results in legal proceedings; changes in accounting standards or tax laws and regulations; market disruption and volatility; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; capital level requirements and successfully raising additional capital, if needed, and the resulting dilution of interests of holders of our common stock; and the soundness of other financial institutions.For a discussion of these and other risks that may cause actual results to differ from expectations, please see our Annual Report on Form 10-K (at Item 1A in particular) for the year ended December 31, 2021 and all subsequent reports and filings we make with the Securities and Exchange Commission under the applicable provisions of the Securities Exchange Act of 1934. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is first made and, except as required by law, we undertake no obligation to update or review any forward-looking statements to reflect circumstances, developments or events occurring after the date on which the statement is first made or to reflect the occurrence of unanticipated events.  2

   Financial Highlights 1Q 2022  Quarterly results ending March 31, 2022Net Income$75.0 millionDiluted EPS$0.99 Total Revenue$179.4 millionTotal Loans$17.4 billionTotal Deposits$18.1 billionEfficiency Ratio40.52%  3

 Summary Balance Sheets      4  Note: Information as of 3.31.22 is unaudited.

   HSBC West Coast Acquisition  5  Transaction Highlights:On February 7, 2022, Cathay completes purchase of HSBC Bank USA, National Association’s (“HSBC”) West Coast mass retail market consumer banking business and retail business banking.Acquired $646 million in loans, $575 million in deposits and 10 branch outlets, expanding our reach in California. We welcomed new customers and associates from the West Coast, added seven locations to Northern California and three to Southern California branch network.

   Loan Composition  Total Loan Portfolio$17.4 billion as of 3.31.22  Total CRE $8.4 billionResidential Mortgage $5.2 billionC&I Loans $3.1 billion Paycheck Protection Program $52 millionConstruction Loans $632 million   6    * Residential Mortgage includes equity lines, installment and other loans.

     Commercial Real Estate Portfolio  Total CRE$8.4 billion 48% of total loans  7  * Residential Mortgage includes equity lines, installment and other loans.

   LTV & Size by Property Type  Commercial Real Estate Portfolio  8

         Selected CRE and Construction Loan Portfolios    weighted avg. LTV 55%  weighted avg. LTV 50%  weighted avg. LTV 55%  9

 Geographic Distribution of Residential Mortgage  Residential Mortgage Portfolio    10  * Residential Mortgage includes equity lines, installment and other loans.

   Allowance for Loan and Lease Losses (ALLL) / Allowance for Credit Losses (ACL)*  11

   Asset Quality Metrics  Allowance coverage of loans HFI: 0.84% and 0.83% as of 3/31/22 and 12/31/21, respectively.Nonaccrual loans/loans HFI: 0.50% as of 3/31/22 vs. 0.40% as of 12/31/21 and 0.60% as of 3/31/21.   Classified Loans are loans classified as substandard and doubtful.  12  Non-Performing Assets (NPA) = Non-accrual Loans + OREO

 Deposit Mix    Total Deposit$18.1 billion as of 3.31.22  13      Total Deposit as of 3.31.21 $16.4 billion  Total Deposit as of 3.31.22$18.1 billion

 Summary Income Statements      14  Note: Information for quarter ending 3.31.22 is unaudited.

 Non-interest Income    15  $ in millions  Non-Interest Income*  * Non-interest income excludes net gains/(losses) from equity securities.

 Loan Yields, Deposit Costs and Net Interest Margins    16

 Operating Expense & Efficiency    17

 Strong Capital Ratios  Capital Ratio well above regulatory standards that continues to place Cathay in the “well capitalized” category, calculated under the Basel III capital rules. Book Value Per Common Share is $32.26 as of 3.31.22: -0.09% compared to 12.31.21 and +4.25% YoY. Capital Return on Shareholdercommon stock dividend: $0.34/share quarterly, or $1.36/share annualized. stock buyback: purchased 704,927 shares at avg. cost of $46.67/sh. in first quarter.    18

 Management Guidance Full Year 2022    19    Full Year 2022 Guidance  Prior Outlook  Full Year2021 Actual  Loans, end of period excluding PPP  Estimated growth rate 9% to 13%  Estimated growth rate9% to 11%  $16.3 billion+4.5% YoY  Deposits  Estimated growth rate 9% to 12%  Estimated growth rate 9% to 11%  $18.1 billion+12% YoY  Expense  Core expense 3.50%HSBC related expense 4.20%  Core expense 3.50%HSBC related expense 4.20%  Core expense 4.82%  NIM  Estimated to range between3.30% and 3.40% based on target YE FF rate of 2.25%  Estimated to range between3.20% and 3.30%  3.22%  Tax Rate  Effective rate for Q2 estimated between 19% and 20%, and second half of 2022 estimated between 21% and 22%.Solar amortization estimated to be $0.5 million in Q2, $1.5 million in Q3 and $7.5 million in Q4.  Effective tax rate estimated for the full year between 19% and 20%.Solar amortization estimated to be $5 million per quarter beginning Q2.  Effective tax rate for the full year was 21.9%.Solar amortization year to date was $12.4 million.